LETTER OF TRANSMITTAL
                                     DYNCORP

          Offer to Exchange 9 1/2% Senior Subordinated Notes Due 2007, for all Outstanding 9 1/2% Senior Subordinated Notes Due 2007


             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
         5:00P.M., NEW YORK CITY TIME, ON        , 1997, UNLESS EXTENDED

               Deliver to United States Trust Company of New York
                             (the "Exchange Agent")


                                          BY OVERNIGHT COURIER AND
BY HAND DELIVERY UP TO 4:30P.M.:       BY HAND DELIVERY AFTER 4:30P.M.:                BY REGISTERED OR CERTIFIED MAIL:
United States Trust Company              United States Trust Company                     United States Trust Company
       of New York                                of New York                                    of New York
       111 Broadway                              770 Broadway                                      Box 843
       Lower Level                                13th Floor                                Peter Cooper Station
   New York, NY  10005                       New York, NY  10003                             New York, NY  10276
  Attn:  Corporate Trust                Attn:  Corporate Trust Service                     Attn:  Corporate Trust
                                                   Window


                                          BY FACSIMILE TRANSMISSION
                                      (FOR ELIGIBLE INSTITUTIONS ONLY):
                                  United States Trust Company of New York
                                               (212) 420-6152
                                          Confirm: (800) 548-6565
                                              For Information:
                                              (800) 548-6565

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt of the Prospectus dated , 1997 (the "Prospectus") of DynCorp (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of $100,000,000 of its 9 1/2% Senior Subordinated Notes Due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount of its outstanding 9 1/2% Senior Subordinated Notes Due 2007 (the "Original Notes"), in integral multiples of $1,000. The term "Expiration Date" means 5:00P.M., New York City time, on , 1997, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. QUESTIONS RELATING TO THE EXCHANGE OFFER AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE COMPANY.

         List below the Original Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, additional information should be listed on a separately signed schedule affixed hereto.


====================================================================================================================================
                                                DESCRIPTION OF ORIGINAL NOTES TENDERED HEREBY
------------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)                                 Aggegate Principal               Principal Amount
Exactly as Name(s) Appear(s) on Note(s)                  Note                   Amount Represented              Tendered** (if less
              (Please fill in)                         Numbers*                by Outstanding Notes                  than all)
------------------------------------------------------------------------------------------------------------------------------------

                                              --------------------------------------------------------------------------------------

                                              --------------------------------------------------------------------------------------

                                              --------------------------------------------------------------------------------------

                                              --------------------------------------------------------------------------------------

                                              --------------------------------------------------------------------------------------
                                                Total
------------------------------------------------------------------------------------------------------------------------------------
*  Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.
====================================================================================================================================

         This Letter of Transmittal is to be used (i) if certificates of Original Notes are to be tendered herewith, (ii) if delivery of Original Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus or
(iii) tender of the Original Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures". See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent. It is understood that participants in DTC's book-entry system (the "Book-Entry Transfer Facility") will, in accordance with DTC's Automated Tender Offer Program procedures and in lieu of physical delivery to the Exchange Agent of a Letter of Transmittal, electronically acknowledge receipt of, and agree to be bound by, the terms of this Letter of Transmittal.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this letter in its entirety.

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:




Name of Tendering Institution___________________________________________________

|_|      The Depository Trust Company

Account Number__________________________________________________________________

Transaction Code Number_________________________________________________________

         Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Original Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures". See Instruction 2.

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)_________________________________________________

Date of Execution of Notice of Guaranteed Delivery______________________________

Name of Eligible Institution that Guaranteed Delivery___________________________

If delivered by book-entry transfer:

  Account Number________________________________________________________________

  Transaction Code Number_______________________________________________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name____________________________________________________________________________

Address_________________________________________________________________________

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Original Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby, including all rights to accrual of interest thereon on and after the date of issuance of the Exchange Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

         The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that (i) the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom and (ii) the undersigned or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by the Book-Entry Transfer Facility. The undersigned further agrees that acceptance of any tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under that certain Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Original Notes or the Exchange Notes.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Original Notes may be withdrawn at any time prior to the Expiration Date.

         Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Original Notes, and any Original Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. IF ORIGINAL NOTES ARE SURRENDERED BY HOLDER(S) THAT HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (SEE INSTRUCTION 4).


  SPECIAL REGISTRATION INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTION 5)                                                (SEE INSTRUCTION 5)

  To be completed ONLY if the Exchange Notes are to                  To be completed ONLY if the Exchange Notes are to
  be issued in the name of someone other than the                    be sent to someone other than the undersigned, or
  undersigned.                                                       to the undersigned at an address other than that
                                                                     shown under "Description of Original Notes
                                                                     Tendered Hereby."

 Issue Exchange Note to:                                             Mail Exchange Note to:


 Name:___________________________________________                    Name:____________________________________________


 Address:________________________________________                    Address:_________________________________________


-------------------------------------------------                    -------------------------------------------------
              (Please Print or Type)                                              (Please Print or Type)


                REGISTERED HOLDER(S) OF ORIGINAL NOTES SIGN HERE (In addition, complete Substitute Form W-9 Below)

 X______________________________________________________________________________

 X______________________________________________________________________________
                     (Signature(s) of Registered Holder(s))

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Original Notes or on a security position listing as the owner of the Original Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information.

 (Please Print or Type):

 Name and Capacity (full title):________________________________________________
 Address (including zip):_______________________________________________________
 Area Code and Telephone Number:________________________________________________

 Dated:________________________


              SIGNATURE GUARANTY (If required--See Instruction 4)

 Authorized Signature:__________________________________________________________
                         (Signature of Representative of Signature Guarantor)

 Name and Title:________________________________________________________________
 Name of Firm:__________________________________________________________________
 Area Code and Telephone Number:________________________________________________

 Dated:________________________


                                              PAYOR'S NAME:  [                ]
------------------------------------------------------------------------------------------------------------------------------------
                                      Part 1-PLEASE PROVIDE YOUR TIN IN                                 Social security number(s)
                                      THE BOX AT RIGHT AND CERTIFY
                                      BY SIGNING AND DATING BELOW                                OR_________________________________
                                                                                                   Employer Identification Number(s)

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                            Part 2-Certificates-Under penalties of perjury,
                                      I certify that:
                                      (1) The number shown on this form is my correct
Form W-9 number                           taxpayer identification (or I am waiting
Department of the Treasury                for a number to be issued for me), and
Internal Revenue Service              (2) I am not subject to backup withholding because:
                                          (a) I am exempt from backup withholding, or (b) I have
                                          not been notified by the Internal Revenue Service (IRS)
Payer's Request for Taxpayer              that I am subject to backup withholding as a result
Identification Number ("TIN")             of a failure to report all intrest or dividends,
               or (c) the IRS has notified me that I am no longer
                         subject to backup withholding.
                                      Certification Instructions-You must cross
                                      out item (2) above if you have been
                                      notified by the IRS that you are currently
                                      subject to backup withholding because of
                                      underreporting interest or dividends on
                                      your tax return.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Part 3-
                                      SIGNATURE____________________________DATE_________________       Awaiting TIN - |_|
------------------------------------------------------------------------------------------------------------------------------------




       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
        WITHHOLDING OF 31% OF ANY INTEREST OR OTHER REPORTABLE PAYMENTS.
      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF SUBSTITUTE FORM W-9.


                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. Moreover, I understand that during this 60-day period, 31% of all reportable interest payments made to me will be withheld commencing 7 business days after the payor receives this Certificate of Awaiting Tax Identification Number and terminating on the date I provide a certified TIN to the payor.


-------------------------                    -----------------------------
        Signature                                                    Date

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.       Delivery of This Letter of Transmittal and Certificates.

         All physically delivered Original Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Original Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

         DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

2. Guaranteed Delivery Procedures. Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) whocannot deliver their Original Notes, this Letter of Transmittal or any other required documents to the Exchange Agent (or complete the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

                  (a) the tender is made through a member firm of a registered national securities exchange of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution");

                  (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Original Notes (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

                  (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Original Notes in proper form for transfer (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

         Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Original Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.       Partial Tenders; Withdrawals.

         If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Original Notes Tendered Hereby". A newly issued Original Note for the principal amount of Original Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Original Notes will be accepted only in integral multiples of $1,000.

         Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Original Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including the note number(s) and principal amount of such Original Notes, or, in the case of Original Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guaranties) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Original Notes register the transfer of such Original Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Any Original Notes that have been tendered but not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

4. Signature On This Letter of Transmittal; Written Instruments and Endorsements; Guaranty of Signatures.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Notes.

         If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

         Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

         If this Letter of Transmittal is signed by the registered Holder or Holders of Original Notes (which term, for the purposes described herein, shall include a participant in the Book-Entry Transfer Facility whose name appears on a security listing as the holder of the Original Notes) listed and tendered hereby, no endorsements of the tendered Original Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Original Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Original Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Original Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Original Notes or bond power guaranteed by an Eligible Institution (except where the Original Notes are tendered for the account of an Eligible Institution).

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.       Special Registration and Delivery Instructions.

         Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

         If no instructions are given, the Exchange Notes (and any Original Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Original Notes or deposited at such Holder's account at the Book-Entry Transfer Facility.

6.       Transfer Taxes.

         The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Original Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing the Exchange Notes or the Original Notes for the principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any other reason, other than the transfer and exchange of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

7.       Waiver of Conditions.

         The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.       Mutilated, Lost, Stolen or Destroyed Original Notes.

         Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.       Request For Assistance or Additional Copies.

         Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 2000 Edmund Halley Drive, Reston, Virginia 22091-3436, Attention H. Montgomery Hougen (telephone: (703) 264-9108).

10.      Validity and Form.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Original Notes and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a holder receiving interest on Exchange Notes is required to provide the payor of interest with such holder's correct TIN on Substitute Form W-9 herein. If such holder is an individual, the TIN is the holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. The payor is required to report to the Internal Revenue Service the amount of reportable interest paid to the holder on Exchange Notes. If the payor is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, interest payments that are made to such holder on Exchange Notes may be subject to backup withholding.

         Certain holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. For a foreign holder to qualify as an exempt recipient, that holder must submit to the payor of interest a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Such forms can be obtained from the Exchange Agent.

         If backup withholding applies, the payor is required to withhold 31% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be applied for with the Internal Revenue Service.

Purpose of Substitute Form W-9

         To prevent backup withholding on interest payments to be made to a holder with respect to Exchange Notes, the holder is required to notify the payor of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.

What Number to Give the Payor

         Each holder is required to give the payor the social security number or employer identification number of the record holder(s) of the Exchange Notes. If Exchange Notes are in more than one name or are not in the name of the actual holder, consult the attached Guidelines for Certifying TIN for additional guidance on which number to report.

Certificate of Awaiting Taxpayer Identification Number

         If the holder of Exchange Notes has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, check the box in
Part 4, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the payor of interest on the Exchange Notes is not provided with the TIN within 60 days, the payor will withhold 31% of all payments made thereafter until a TIN is provided to the payor. Moreover, even if a TIN is provided within such 60-day period, the payor is required to withhold 31% of any reportable interest payments made to the payee 7 days following receipt by the payor of the Certificate of Awaiting Tax Identification Number. The payor must refund these amounts withheld if it receives the payee's certified TIN within the 60-day period and the payee was not otherwise subject to backup withholding during the period.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.